UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3105

                      OPPENHEIMER CAPITAL APPRECIATION FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
               (Address of principal executive offices) (Zip code)

                              ROBERT G. ZACK, ESQ.
                             OPPENHEIMERFUNDS, INC.
            TWO WORLD FINANCIAL CENTER, NEW YORK, NEW YORK 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                         Date of fiscal year end: AUGUST

                      Date of reporting period: 08/31/2006

ITEM 1. REPORTS TO STOCKHOLDERS.


TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOP TEN COMMON STOCK INDUSTRIES
--------------------------------------------------------------------------------
Communications Equipment                                                  7.7%
--------------------------------------------------------------------------------
Internet Software & Services                                              6.3
--------------------------------------------------------------------------------
Pharmaceuticals                                                           6.0
--------------------------------------------------------------------------------
Software                                                                  5.4
--------------------------------------------------------------------------------
Semiconductors & Semiconductor Equipment                                  4.5
--------------------------------------------------------------------------------
Energy Equipment & Services                                               4.5
--------------------------------------------------------------------------------
Capital Markets                                                           4.5
--------------------------------------------------------------------------------
IT Services                                                               4.2
--------------------------------------------------------------------------------
Health Care Providers & Services                                          4.2
--------------------------------------------------------------------------------
Aerospace & Defense                                                       4.1

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                                       3.5%
--------------------------------------------------------------------------------
Monsanto Co.                                                              2.3
--------------------------------------------------------------------------------
Google, Inc., Cl. A                                                       2.3
--------------------------------------------------------------------------------
Yahoo!, Inc.                                                              2.1
--------------------------------------------------------------------------------
eBay, Inc.                                                                1.9
--------------------------------------------------------------------------------
Procter & Gamble Co. (The)                                                1.9
--------------------------------------------------------------------------------
Novartis AG                                                               1.8
--------------------------------------------------------------------------------
Roche Holdings AG                                                         1.7
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                         1.6
--------------------------------------------------------------------------------
Affiliated Computer Services, Inc., Cl. A                                 1.6

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are based on net assets. For more current Fund holdings, please visit www.oppenheimerfunds.com.

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                    8 | OPPENHEIMER CAPITAL APPRECIATION FUND

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--------------------------------------------------------------------------------
SECTOR ALLOCATION

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

      Information Technology                        31.7%
         Communications Equipment                    7.8
         Internet Software & Services                6.4
         Software                                    5.5
         Semiconductors & Semiconductor Equipment    4.5
         IT Services                                 4.3
         Computers & Peripherals                     3.2
      Health Care                                   17.8
      Financials                                    10.7
      Consumer Discretionary                        10.3
      Industrials                                    8.8
      Consumer Staples                               8.4
      Energy                                         6.3
      Materials                                      3.7
      Telecommunications                             2.3

Portfolio holdings and allocations are subject to change. Percentages are as of August 31, 2006, and are based on the total market value of common stocks.

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                    9 | OPPENHEIMER CAPITAL APPRECIATION FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED AUGUST 31, 2006, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. The Fund's Class A shares (without sales charge) underperformed its benchmark, the S&P 500 Index, which returned 8.87% for the 12-month period ending August 31, 2006, but outperformed the Russell 1000 Growth Index, which returned 3.68% over the same period, and significantly outperformed the Lipper Large Cap Growth Fund category, which returned an average of 1.86%. Compared to its Large Cap Growth competitors, the Fund did quite well, performing well above the group median. The Fund lagged the broad market in an investment climate that was generally less favorable for growth companies than value companies. Individual stock performance was the primary influence--both positive and negative--on the portfolio's returns. On a sector basis, our investments in the technology and consumer discretionary areas were the largest detractors. The Fund's best-performing sectors during the period were financials and consumer staples.

      Regardless of the broader market backdrop, we regularly follow a consistent management strategy. Our goal continued to be to conservatively manage a "core" large-cap growth portfolio diversified across a wide variety of sectors. We are not short-term investors. We strive to own companies that we believe have the potential to meaningfully grow earnings faster than the broader market over a three- to five-year time horizon. In particular, we look for businesses with sustainable earnings, strong earnings growth and sound capital management. We also pay close attention to company valuations to avoid paying too much for growth opportunities. Although our investment approach is "bottom-up"--meaning that we select stocks based on their individual fundamentals--we also consider broad-based secular trends when deciding whether or not to make a purchase. In general, we buy into businesses that we believe are expanding as a share of the economy, rather than shrinking.

      Over the reporting period, we looked to "flatten" the portfolio, reducing some of the Fund's previous concentrations in larger, more mature companies, while reinvesting the proceeds across a variety of sectors in companies that we believed offered more dynamic growth potential. Another significant theme was to reduce the Fund's stake in "old" media and increase its weighting in new media companies--businesses that we believe are changing the rules of advertising through the use of new technologies. For example, we favored Google, Inc., and Yahoo!, Inc., two companies that have benefited from the Internet's continued rapid growth. Spending on online advertising--a market category that barely existed five years ago--has increased in recent years. We further believe this trend is


                   10 | OPPENHEIMER CAPITAL APPRECIATION FUND still in its relatively early stages, and that such companies may be well-positioned to take advantage of the worldwide move toward digital media.

      In the energy sector, we reduced our exposure to integrated energy companies while adding to our weighting in energy services stocks. As oil prices remain at historically high levels, integrated energy firms now have some of the strongest balance sheets in their history. In our view, this balance-sheet strength is likely to translate into increased capital investment, which in turn could directly benefit service companies such as Halliburton Co. and Schlumberger Ltd.--two names to which we added to our existing holdings during the period.

      Two financial stocks--Goldman Sachs Group, Inc. (The) and Chicago Mercantile Exchange (The) (CME)--were two of the Fund's strongest performers during the past year. Goldman Sachs was helped by rising merger and acquisition activity as well as its profitable lending business to hedge funds. CME, the world's largest futures exchange, continued to benefit from the enormous growth in the use of sophisticated strategies to hedge risk in a volatile market environment. Also performing well were two non-U.S.-based consumer-oriented names--Reckitt Benckiser plc, a household cleaning products company based in the United Kingdom, and Nestle SA, the well-known food company located in Switzerland. Both stocks were beneficiaries of the uncertain market backdrop, which increasingly has driven investors toward businesses whose performance tends to be relatively insensitive to a slower economy.

      On the negative side, our biggest detractor was eBay, Inc. This leading online auction house fell in response to increasing competition and slowing earnings growth. Despite its recent poor performance, we remain optimistic about the company's prospects and maintain a large weighting in the stock. Another underperformer was XM Satellite Radio Holdings, Inc., one of two major players in the burgeoning satellite radio market. XM's shares fell on fears of increasing competition from rival Sirius as well as some slowdown in subscriber growth. Also lagging was computer manufacturer and retailer Dell, Inc., which has been hurt by rising competition, weaker-than-expected earnings and quality-control problems. We concluded that these problems were serious enough to warrant selling our position in Dell. Also in technology, software giant Microsoft Corp. saw its shares fall in response to competitive pressures as well as further delays in Vista, the company's long-anticipated update to its Windows operating system.

      THE FUND'S PORTFOLIO HOLDINGS, ALLOCATIONS AND STRATEGIES ARE SUBJECT TO CHANGE.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2006. In the case of Class A, Class B and Class C shares, performance is


                   11 | OPPENHEIMER CAPITAL APPRECIATION FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001, and in the case of Class Y shares, from the inception of the class on November 3, 1997. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C, and Class N shares, and reinvestments of all dividends and capital gains distributions. Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


                   12 | OPPENHEIMER CAPITAL APPRECIATION FUND

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CLASS A SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class A)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer Capital
                            Appreciation Fund
                                (Class A)                      S&P 500 Index

08/31/1996                         9,425                           10,000
11/30/1996                        10,899                           11,673
02/28/1997                        11,143                           12,252
05/31/1997                        11,993                           13,211
08/31/1997                        13,244                           14,062
11/30/1997                        13,529                           15,001
02/28/1998                        14,686                           16,539
05/31/1998                        15,124                           17,261
08/31/1998                        12,706                           15,204
11/30/1998                        15,378                           18,553
02/28/1999                        17,221                           19,807
05/31/1999                        18,196                           20,892
08/31/1999                        18,723                           21,257
11/30/1999                        20,779                           22,429
02/29/2000                        25,634                           22,129
05/31/2000                        25,130                           23,079
08/31/2000                        27,713                           24,723
11/30/2000                        22,855                           21,482
02/28/2001                        22,546                           20,316
05/31/2001                        23,107                           20,645
08/31/2001                        20,402                           18,697
11/30/2001                        20,303                           18,858
02/28/2002                        19,046                           18,384
05/31/2002                        18,533                           17,788
08/31/2002                        15,611                           15,334
11/30/2002                        16,404                           15,745
02/28/2003                        14,574                           14,216
05/31/2003                        16,866                           16,353
08/31/2003                        17,984                           17,183
11/30/2003                        18,879                           18,120
02/29/2004                        20,088                           19,689
05/31/2004                        19,722                           19,350
08/31/2004                        19,092                           19,149
11/30/2004                        20,291                           20,447
02/28/2005                        20,576                           21,061
05/31/2005                        20,728                           20,942
08/31/2005                        21,064                           21,553
11/30/2005                        21,983                           22,173
02/28/2006                        22,595                           22,829
05/31/2006                        21,767                           22,750
08/31/2006                        22,017                           23,465

AVERAGE ANNUAL TOTAL RETURNS OF CLASS A SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year -1.49%     5-Year 0.34%     10-Year 8.21%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                   13 | OPPENHEIMER CAPITAL APPRECIATION FUND

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FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS B SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class B)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer Capital
                            Appreciation Fund
                                (Class B)                      S&P 500 Index

08/31/1996                        10,000                           10,000
11/30/1996                        11,538                           11,673
02/28/1997                        11,771                           12,252
05/31/1997                        12,638                           13,211
08/31/1997                        13,930                           14,062
11/30/1997                        14,200                           15,001
02/28/1998                        15,379                           16,539
05/31/1998                        15,808                           17,261
08/31/1998                        13,253                           15,204
11/30/1998                        16,007                           18,553
02/28/1999                        17,891                           19,807
05/31/1999                        18,867                           20,892
08/31/1999                        19,375                           21,257
11/30/1999                        21,461                           22,429
02/29/2000                        26,426                           22,129
05/31/2000                        25,855                           23,079
08/31/2000                        28,458                           24,723
11/30/2000                        23,423                           21,482
02/28/2001                        23,061                           20,316
05/31/2001                        23,593                           20,645
08/31/2001                        20,790                           18,697
11/30/2001                        20,647                           18,858
02/28/2002                        19,336                           18,384
05/31/2002                        18,780                           17,788
08/31/2002                        15,799                           15,334
11/30/2002                        16,601                           15,745
02/28/2003                        14,750                           14,216
05/31/2003                        17,069                           16,353
08/31/2003                        18,200                           17,183
11/30/2003                        19,106                           18,120
02/29/2004                        20,330                           19,689
05/31/2004                        19,959                           19,350
08/31/2004                        19,322                           19,149
11/30/2004                        20,535                           20,447
02/28/2005                        20,823                           21,061
05/31/2005                        20,978                           20,942
08/31/2005                        21,317                           21,553
11/30/2005                        22,248                           22,173
02/28/2006                        22,867                           22,829
05/31/2006                        22,029                           22,750
08/31/2006                        22,282                           23,465

AVERAGE ANNUAL TOTAL RETURNS OF CLASS B SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year -1.35%     5-Year 0.30%     10-Year 8.34%


                   14 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class C)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer Capital
                            Appreciation Fund
                                (Class C)                      S&P 500 Index

08/31/1996                        10,000                           10,000
11/30/1996                        11,539                           11,673
02/28/1997                        11,772                           12,252
05/31/1997                        12,643                           13,211
08/31/1997                        13,935                           14,062
11/30/1997                        14,204                           15,001
02/28/1998                        15,385                           16,539
05/31/1998                        15,813                           17,261
08/31/1998                        13,260                           15,204
11/30/1998                        16,015                           18,553
02/28/1999                        17,896                           19,807
05/31/1999                        18,872                           20,892
08/31/1999                        19,381                           21,257
11/30/1999                        21,465                           22,429
02/29/2000                        26,435                           22,129
05/31/2000                        25,867                           23,079
08/31/2000                        28,469                           24,723
11/30/2000                        23,429                           21,482
02/28/2001                        23,073                           20,316
05/31/2001                        23,600                           20,645
08/31/2001                        20,796                           18,697
11/30/2001                        20,656                           18,858
02/28/2002                        19,346                           18,384
05/31/2002                        18,783                           17,788
08/31/2002                        15,803                           15,334
11/30/2002                        16,570                           15,745
02/28/2003                        14,693                           14,216
05/31/2003                        16,973                           16,353
08/31/2003                        18,060                           17,183
11/30/2003                        18,921                           18,120
02/29/2004                        20,097                           19,689
05/31/2004                        19,689                           19,350
08/31/2004                        19,026                           19,149
11/30/2004                        20,180                           20,447
02/28/2005                        20,423                           21,061
05/31/2005                        20,533                           20,942
08/31/2005                        20,826                           21,553
11/30/2005                        21,692                           22,173
02/28/2006                        22,255                           22,829
05/31/2006                        21,394                           22,750
08/31/2006                        21,604                           23,465

AVERAGE ANNUAL TOTAL RETURNS OF CLASS C SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year 2.74%     5-Year 0.77%     10-Year 8.01%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                   15 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

CLASS N SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class N)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer Capital
                            Appreciation Fund
                                (Class N)                      S&P 500 Index

03/01/2001                        10,000                           10,000
05/31/2001                        10,206                           10,162
08/31/2001                         9,006                            9,203
11/30/2001                         8,956                            9,283
02/28/2002                         8,398                            9,049
05/31/2002                         8,164                            8,756
08/31/2002                         6,875                            7,548
11/30/2002                         7,221                            7,750
02/28/2003                         6,414                            6,998
05/31/2003                         7,418                            8,050
08/31/2003                         7,901                            8,458
11/30/2003                         8,288                            8,919
02/29/2004                         8,811                            9,692
05/31/2004                         8,643                            9,524
08/31/2004                         8,360                            9,426
11/30/2004                         8,879                           10,065
02/28/2005                         8,993                           10,367
05/31/2005                         9,052                           10,308
08/31/2005                         9,191                           10,609
11/30/2005                         9,582                           10,914
02/28/2006                         9,842                           11,237
05/31/2006                         9,472                           11,198
08/31/2006                         9,574                           11,550

AVERAGE ANNUAL TOTAL RETURNS OF CLASS N SHARES WITH SALES CHARGE OF THE FUND AT 8/31/06

1-Year 3.16%     5-Year 1.23%     Since Inception (3/1/01) -0.79%


                   16 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y SHARES

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

   Oppenheimer Capital Appreciation Fund (Class Y)
   S&P 500 Index

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

                           Oppenheimer Capital
                            Appreciation Fund
                                (Class Y)                      S&P 500 Index

11/03/1997                        10,000                           10,000
11/30/1997                         9,833                           10,463
02/28/1998                        10,680                           11,535
05/31/1998                        11,009                           12,039
08/31/1998                         9,255                           10,605
11/30/1998                        11,211                           12,940
02/28/1999                        12,564                           13,815
05/31/1999                        13,291                           14,572
08/31/1999                        13,688                           14,826
11/30/1999                        15,203                           15,644
02/29/2000                        18,778                           15,435
05/31/2000                        18,430                           16,097
08/31/2000                        20,347                           17,244
11/30/2000                        16,789                           14,983
02/28/2001                        16,579                           14,170
05/31/2001                        17,009                           14,399
08/31/2001                        15,034                           13,041
11/30/2001                        14,965                           13,153
02/28/2002                        14,053                           12,823
05/31/2002                        13,690                           12,407
08/31/2002                        11,541                           10,695
11/30/2002                        12,138                           10,982
02/28/2003                        10,797                            9,916
05/31/2003                        12,508                           11,406
08/31/2003                        13,349                           11,984
11/30/2003                        14,023                           12,638
02/29/2004                        14,938                           13,733
05/31/2004                        14,679                           13,496
08/31/2004                        14,223                           13,356
11/30/2004                        15,130                           14,262
02/28/2005                        15,356                           14,690
05/31/2005                        15,486                           14,607
08/31/2005                        15,749                           15,033
11/30/2005                        16,453                           15,465
02/28/2006                        16,922                           15,923
05/31/2006                        16,320                           15,868
08/31/2006                        16,525                           16,367

AVERAGE ANNUAL TOTAL RETURNS OF CLASS Y SHARES OF THE FUND AT 8/31/06

1-Year 4.93%     5-Year 1.91%     Since Inception (11/3/97) 5.86%

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE QUOTED. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, VISIT US AT WWW.OPPENHEIMERFUNDS.COM, OR CALL US AT 1.800.525.7048. FUND RETURNS INCLUDE CHANGES IN SHARE PRICE, REINVESTED DISTRIBUTIONS, AND THE APPLICABLE SALES CHARGE: FOR CLASS A SHARES, THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%; FOR CLASS B SHARES, THE CONTINGENT DEFERRED SALES CHARGE OF 5% (1-YEAR) AND 2% (5-YEAR); AND FOR CLASS C AND N SHARES, THE CONTINGENT 1% DEFERRED SALES CHARGE FOR THE 1-YEAR PERIOD. THERE IS NO SALES CHARGE FOR CLASS Y SHARES. BECAUSE CLASS B SHARES CONVERT TO CLASS A SHARES 72 MONTHS AFTER PURCHASE, THE 10-YEAR RETURN FOR CLASS B SHARES USES CLASS A PERFORMANCE FOR THE PERIOD AFTER CONVERSION. SEE PAGE 18 FOR FURTHER INFORMATION.


                   17 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES
--------------------------------------------------------------------------------

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY ASKING YOUR FINANCIAL ADVISOR, CALLING US AT 1.800.525.7048 OR VISITING OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

CLASS A shares of the Fund were first publicly offered on 1/22/81. Class A returns include the current maximum initial sales charge of 5.75%.

CLASS B shares of the Fund were first publicly offered on 11/1/95. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B uses Class A performance for the period after conversion. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 12/1/93. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

CLASS N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.


                   18 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y shares of the Fund were first publicly offered on 11/3/97. Class Y shares are offered only to certain institutional investors under special agreements with the Distributor.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                   19 | OPPENHEIMER CAPITAL APPRECIATION FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions; and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended August 31, 2006.

ACTUAL EXPENSES. The "actual" lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the "actual" line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The "hypothetical" lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio for each class of shares, and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                   20 | OPPENHEIMER CAPITAL APPRECIATION FUND the Statement of Additional Information). Therefore, the "hypothetical" lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                           BEGINNING        ENDING          EXPENSES
                           ACCOUNT          ACCOUNT         PAID DURING
                           VALUE            VALUE           6 MONTHS ENDED
                           (3/1/06)         (8/31/06)       AUGUST 31, 2006
--------------------------------------------------------------------------------
Class A Actual             $1,000.00        $  974.40       $5.39
--------------------------------------------------------------------------------
Class A Hypothetical        1,000.00         1,019.76        5.51
--------------------------------------------------------------------------------
Class B Actual              1,000.00           970.20        9.53
--------------------------------------------------------------------------------
Class B Hypothetical        1,000.00         1,015.58        9.75
--------------------------------------------------------------------------------
Class C Actual              1,000.00           970.70        9.18
--------------------------------------------------------------------------------
Class C Hypothetical        1,000.00         1,015.93        9.39
--------------------------------------------------------------------------------
Class N Actual              1,000.00           972.80        7.09
--------------------------------------------------------------------------------
Class N Hypothetical        1,000.00         1,018.05        7.25
--------------------------------------------------------------------------------
Class Y Actual              1,000.00           976.60        3.24
--------------------------------------------------------------------------------
Class Y Hypothetical        1,000.00         1,021.93        3.32

Hypothetical assumes 5% annual return before expenses.

Expenses are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Those annualized expense ratios based on the 6-month period ended August 31, 2006 are as follows:

CLASS       EXPENSE RATIOS
--------------------------
Class A          1.08%
--------------------------
Class B          1.91
--------------------------
Class C          1.84
--------------------------
Class N          1.42
--------------------------
Class Y          0.65

The expense ratios reflect voluntary waivers or reimbursements of expenses by the Fund's Transfer Agent that can be terminated at any time, without advance notice. The "Financial Highlights" tables in the Fund's financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements.

--------------------------------------------------------------------------------


                   21 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  August 31, 2006
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
COMMON STOCKS--98.8%
--------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--10.2%
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE--2.1%
Las Vegas Sands Corp. 1                               798,300    $   55,729,323
--------------------------------------------------------------------------------
Panera Bread Co., Cl. A 1                             441,990        22,939,281
--------------------------------------------------------------------------------
Scientific Games Corp., Cl. A 1                       959,870        27,903,421
--------------------------------------------------------------------------------
Starbucks Corp. 1                                   1,619,860        50,231,859
                                                                 ---------------
                                                                    156,803,884

--------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.4%
Harman International Industries, Inc.                 363,020        29,448,182
--------------------------------------------------------------------------------
MEDIA--1.5%
Comcast Corp., Cl. A Special, Non-Vtg. 1            2,032,225        70,944,975
--------------------------------------------------------------------------------
XM Satellite Radio Holdings, Inc., Cl. A 1          3,544,060        45,931,018
                                                                 ---------------
                                                                    116,875,993

--------------------------------------------------------------------------------
MULTILINE RETAIL--2.5%
J.C. Penney Co., Inc. (Holding Co.)                 1,123,240        70,809,050
--------------------------------------------------------------------------------
Kohl's Corp. 1                                      1,065,500        66,604,405
--------------------------------------------------------------------------------
Target Corp.                                        1,183,470        57,268,113
                                                                 ---------------
                                                                    194,681,568

--------------------------------------------------------------------------------
SPECIALTY RETAIL--3.0%
Best Buy Co., Inc.                                  1,315,640        61,835,080
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                   2,983,760        80,740,546
--------------------------------------------------------------------------------
Staples, Inc.                                       3,943,600        88,967,616
                                                                 ---------------
                                                                    231,543,242

--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Polo Ralph Lauren Corp.                               905,410        53,410,136
--------------------------------------------------------------------------------
CONSUMER STAPLES--8.3%
--------------------------------------------------------------------------------
BEVERAGES--1.1%
PepsiCo, Inc.                                       1,342,610        87,645,581

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--1.9%
CVS Corp.                                           2,300,300    $   77,175,065
--------------------------------------------------------------------------------
Sysco Corp.                                         1,502,340        47,158,453
--------------------------------------------------------------------------------
Whole Foods Market, Inc.                              454,690        24,380,478
                                                                 ---------------
                                                                    148,713,996

--------------------------------------------------------------------------------
FOOD PRODUCTS--2.2%
Cadbury Schweppes plc                               4,774,870        50,821,636
--------------------------------------------------------------------------------
Nestle SA                                             331,918       114,135,998
                                                                 ---------------
                                                                    164,957,634

--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS--3.1%
Procter & Gamble Co. (The)                          2,346,800       145,266,920
--------------------------------------------------------------------------------
Reckitt Benckiser plc                               2,236,989        92,852,933
                                                                 ---------------
                                                                    238,119,853

--------------------------------------------------------------------------------
ENERGY--6.3%
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--4.5%
Halliburton Co.                                     3,675,110       119,882,088
--------------------------------------------------------------------------------
Schlumberger Ltd.                                   2,049,630       125,642,319
--------------------------------------------------------------------------------
Smith International, Inc.                           2,337,300        98,096,481
                                                                 ---------------
                                                                    343,620,888

--------------------------------------------------------------------------------
OIL & GAS--1.8%
EOG Resources, Inc.                                   665,170        43,116,319
--------------------------------------------------------------------------------
Kinder Morgan Management LLC                        1,019,934        43,051,414
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                            986,980        50,326,110
                                                                 ---------------
                                                                    136,493,843

--------------------------------------------------------------------------------
FINANCIALS--10.6%
--------------------------------------------------------------------------------
CAPITAL MARKETS--4.5%
Franklin Resources, Inc.                              455,940        44,869,055
--------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                       456,200        67,814,130
--------------------------------------------------------------------------------
Legg Mason, Inc.                                      927,770        84,668,290


               22 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
CAPITAL MARKETS Continued
Nomura Securities Co. Ltd.                          1,841,200    $   35,406,954
--------------------------------------------------------------------------------
Northern Trust Corp.                                  993,500        55,626,065
--------------------------------------------------------------------------------
T. Rowe Price Group, Inc.                             700,380        30,858,743
--------------------------------------------------------------------------------
UBS AG                                                407,836        23,078,180
                                                                 ---------------
                                                                    342,321,417

--------------------------------------------------------------------------------
CONSUMER FINANCE--0.3%
SLM Corp.                                             553,950        26,883,194
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.5%
Bank of America Corp.                                 799,250        41,137,398
--------------------------------------------------------------------------------
Chicago Mercantile Exchange (The)                     254,880       112,147,200
--------------------------------------------------------------------------------
Citigroup, Inc.                                       777,371        38,363,259
                                                                 ---------------
                                                                    191,647,857

--------------------------------------------------------------------------------
INSURANCE--3.3%
American International Group, Inc.                  1,798,500       114,780,270
--------------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)         640,200        54,967,572
--------------------------------------------------------------------------------
Prudential Financial, Inc.                          1,104,940        81,113,645
                                                                 ---------------
                                                                    250,861,487

--------------------------------------------------------------------------------
HEALTH CARE--17.5%
--------------------------------------------------------------------------------
BIOTECHNOLOGY--3.6%
Celgene Corp. 1                                       992,960        40,403,542
--------------------------------------------------------------------------------
Genentech, Inc. 1                                     897,950        74,098,834
--------------------------------------------------------------------------------
Genzyme Corp. (General Division) 1                  1,166,390        77,250,010
--------------------------------------------------------------------------------
Gilead Sciences, Inc. 1                               542,900        34,419,860
--------------------------------------------------------------------------------
MedImmune, Inc. 1                                     552,450        15,269,718
--------------------------------------------------------------------------------
PDL BioPharma, Inc. 1                               1,940,530        38,228,441
                                                                 ---------------
                                                                    279,670,405

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--3.7%
Fisher Scientific International, Inc. 1             1,121,220    $   87,713,041
--------------------------------------------------------------------------------
Medtronic, Inc.                                     1,237,475        58,037,578
--------------------------------------------------------------------------------
St. Jude Medical, Inc. 1                            2,332,310        84,919,407
--------------------------------------------------------------------------------
Varian Medical Systems, Inc. 1                        930,300        49,584,990
                                                                 ---------------
                                                                    280,255,016

--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--4.2%
Caremark Rx, Inc.                                   1,467,130        85,005,512
--------------------------------------------------------------------------------
Covance, Inc. 1                                     1,091,440        68,618,833
--------------------------------------------------------------------------------
Quest Diagnostics, Inc.                             1,075,000        69,101,000
--------------------------------------------------------------------------------
UnitedHealth Group, Inc.                            1,886,490        98,003,156
                                                                 ---------------
                                                                    320,728,501

--------------------------------------------------------------------------------
PHARMACEUTICALS--6.0%
--------------------------------------------------------------------------------
Novartis AG                                         2,371,819       135,370,098
--------------------------------------------------------------------------------
Roche Holdings AG                                     702,097       129,427,476
--------------------------------------------------------------------------------
Sanofi-Aventis SA                                     441,767        39,646,119
--------------------------------------------------------------------------------
Sepracor, Inc. 1                                      795,120        37,378,591
--------------------------------------------------------------------------------
Shionogi & Co. Ltd.                                 1,901,000        34,167,639
--------------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.,
Sponsored ADR                                       2,528,550        87,892,398
                                                                 ---------------
                                                                    463,882,321

--------------------------------------------------------------------------------
INDUSTRIALS--8.7%
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE--4.1%
--------------------------------------------------------------------------------
Empresa Brasileira de Aeronautica SA, ADR           2,035,500        78,570,300
--------------------------------------------------------------------------------
General Dynamics Corp.                              1,033,700        69,826,435
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                 961,380        79,409,988
--------------------------------------------------------------------------------
United Technologies Corp.                           1,399,300        87,750,103
                                                                 ---------------
                                                                    315,556,826


                   23 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS--0.3%
Expeditors International of Washington, Inc.          661,092    $   26,357,738
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.0%
Corporate Executive Board Co.                         872,072        76,428,390
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES--1.9%
General Electric Co.                                3,334,000       113,556,040
--------------------------------------------------------------------------------
Textron, Inc.                                         381,070        31,956,530
                                                                 ---------------
                                                                    145,512,570

--------------------------------------------------------------------------------
MACHINERY--0.9%
Danaher Corp.                                       1,068,600        70,837,494
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS--0.5%
Fastenal Co.                                          983,130        36,061,208
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--31.2%
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--7.7%
Cisco Systems, Inc. 1                              12,088,070       265,816,659
--------------------------------------------------------------------------------
Corning, Inc. 1                                     4,379,170        97,392,741
--------------------------------------------------------------------------------
F5 Networks, Inc. 1                                   821,220        41,134,910
--------------------------------------------------------------------------------
Motorola, Inc.                                      1,854,330        43,354,235
--------------------------------------------------------------------------------
QUALCOMM, Inc.                                      2,035,000        76,658,450
--------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson, Sponsored ADR      1,902,900        63,556,860
                                                                 ---------------
                                                                    587,913,855

--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--3.1%
Apple Computer, Inc. 1                              1,533,020       104,015,407
--------------------------------------------------------------------------------
EMC Corp. 1                                         7,936,090        92,455,449
--------------------------------------------------------------------------------
Network Appliance, Inc. 1                           1,261,820        43,204,717
                                                                 ---------------
                                                                    239,675,573

--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES--6.3%
eBay, Inc. 1                                        5,237,220       145,908,949
--------------------------------------------------------------------------------
Google, Inc., Cl. A 1                                 456,900       172,950,357
--------------------------------------------------------------------------------
Yahoo!, Inc. 1                                      5,707,270       164,483,521
                                                                 ---------------
                                                                    483,342,827

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
IT SERVICES--4.2%
Affiliated Computer Services, Inc., Cl. A 1         2,402,540    $  123,346,404
--------------------------------------------------------------------------------
Alliance Data Systems Corp. 1                         360,790        18,234,327
--------------------------------------------------------------------------------
Automatic Data Processing, Inc.                     2,294,620       108,306,064
--------------------------------------------------------------------------------
Cognizant Technology Solutions Corp. 1              1,081,500        75,607,665
                                                                 ---------------
                                                                    325,494,460

--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.5%
Advanced Micro Devices, Inc. 1                      3,382,560        84,530,174
--------------------------------------------------------------------------------
Broadcom Corp., Cl. A 1                             3,208,070        94,445,581
--------------------------------------------------------------------------------
Marvell Technology Group Ltd. 1                     2,346,250        41,082,838
--------------------------------------------------------------------------------
Microchip Technology, Inc.                          1,787,140        61,048,702
--------------------------------------------------------------------------------
Texas Instruments, Inc.                             1,935,580        63,080,552
                                                                 ---------------
                                                                    344,187,847

--------------------------------------------------------------------------------
SOFTWARE--5.4%
Adobe Systems, Inc. 1                               3,092,038       100,305,713
--------------------------------------------------------------------------------
Amdocs Ltd. 1                                       1,779,700        67,539,615
--------------------------------------------------------------------------------
Autodesk, Inc. 1                                    1,373,360        47,737,994
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                               819,770        41,783,677
--------------------------------------------------------------------------------
Microsoft Corp.                                     3,555,021        91,328,489
--------------------------------------------------------------------------------
NAVTEQ Corp. 1                                      1,248,140        33,150,598
--------------------------------------------------------------------------------
Red Hat, Inc. 1                                     1,570,290        36,493,540
                                                                 ---------------
                                                                    418,339,626

--------------------------------------------------------------------------------
MATERIALS--3.7%
--------------------------------------------------------------------------------
CHEMICALS--3.7%
Monsanto Co.                                        3,665,800       173,905,552
--------------------------------------------------------------------------------
Praxair, Inc.                                       1,914,990       109,939,576
                                                                 ---------------
                                                                    283,845,128


                   24 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                                                          VALUE
                                                       SHARES        SEE NOTE 1
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--2.3%
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES--2.3%
America Movil SA de CV, Series L                      798,500    $   29,792,035
--------------------------------------------------------------------------------
American Tower Corp. 1                              2,255,000        80,864,300
--------------------------------------------------------------------------------
Crown Castle International Corp. 1                  1,280,720        44,005,539
--------------------------------------------------------------------------------
NII Holdings, Inc. 1                                  418,380        22,320,570
                                                                 ---------------
                                                                    176,982,444
                                                                 ---------------
Total Common Stocks
(Cost $6,410,417,207)                                             7,589,100,984

                                                    PRINCIPAL
                                                       AMOUNT
--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--1.3%
--------------------------------------------------------------------------------
Undivided interest of 11.03% in joint
repurchase agreement (Principal Amount/Value
$886,796,000, with a maturity value of
$886,924,585) with UBS Warburg LLC, 5.22%,
dated 8/31/06, to be repurchased at $97,816,181
on 9/1/06, collateralized by Federal National
Mortgage Assn., 5%-5.50%, 9/1/35-12/1/35, with
a value of $906,809,462 (Cost $97,802,000)        $97,802,000        97,802,000
--------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE
(COST $6,508,219,207)                                   100.1%    7,686,902,984
--------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                    (0.1)      (11,171,350)
                                                  ------------------------------
NET ASSETS                                              100.0%   $7,675,731,634
                                                  ==============================

FOOTNOTE TO STATEMENT OF INVESTMENTS

1. Non-income producing security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   25 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (cost $6,508,219,207)--see
accompanying statement of investments                           $ 7,686,902,984
--------------------------------------------------------------------------------
Cash                                                                 12,232,519
--------------------------------------------------------------------------------
Unrealized appreciation on foreign currency contracts                    33,954
--------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                     23,403,811
Interest and dividends                                                5,351,371
Shares of beneficial interest sold                                    2,535,209
Other                                                                   309,617
                                                                ----------------
Total assets                                                      7,730,769,465

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased                                                30,132,048
Shares of beneficial interest redeemed                               18,123,749
Distribution and service plan fees                                    2,883,706
Transfer and shareholder servicing agent fees                         1,633,991
Trustees' compensation                                                1,315,680
Shareholder communications                                              779,212
Other                                                                   169,445
                                                                ----------------
Total liabilities                                                    55,037,831

--------------------------------------------------------------------------------
NET ASSETS                                                      $ 7,675,731,634
                                                                ================

--------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------
Par value of shares of beneficial interest                      $       181,191
--------------------------------------------------------------------------------
Additional paid-in capital                                        6,973,686,535
--------------------------------------------------------------------------------
Accumulated net investment loss                                      (1,315,915)
--------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions                                              (475,616,851)
--------------------------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities denominated in foreign currencies       1,178,796,674
                                                                ----------------
NET ASSETS                                                      $ 7,675,731,634
                                                                ================


                   26 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
--------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $5,278,252,479 and 122,523,079 shares of beneficial interest
outstanding)                                                             $ 43.08
Maximum offering price per share (net asset value plus sales charge of
5.75% of offering price)                                                 $ 45.71
--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $851,836,380 and 21,581,512 shares of beneficial interest
outstanding)                                                             $ 39.47
--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $646,332,806 and 16,514,642 shares of beneficial interest
outstanding)                                                             $ 39.14
--------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $250,167,403 and 5,887,926 shares of beneficial interest
outstanding)                                                             $ 42.49
--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $649,142,566 and 14,684,272 shares of beneficial
interest outstanding)                                                    $ 44.21

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   27 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $1,691,576)        $  59,847,467
--------------------------------------------------------------------------------
Interest                                                              5,151,251
--------------------------------------------------------------------------------
Other income                                                            239,529
--------------------------------------------------------------------------------
Portfolio lending fees                                                   67,283
                                                                  --------------
Total investment income                                              65,305,530

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                      46,675,664
--------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                              13,448,667
Class B                                                               9,641,132
Class C                                                               6,837,706
Class N                                                               1,267,131
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                              13,142,968
Class B                                                               2,927,632
Class C                                                               1,653,520
Class N                                                                 857,362
Class Y                                                                 977,807
--------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                 902,148
Class B                                                                 459,036
Class C                                                                 174,569
Class N                                                                  19,245
--------------------------------------------------------------------------------
Trustees' compensation                                                  242,367
--------------------------------------------------------------------------------
Custodian fees and expenses                                             140,280
--------------------------------------------------------------------------------
Other                                                                   319,880
                                                                  --------------
Total expenses                                                       99,687,114
Less reduction to custodian expenses                                    (18,047)
Less waivers and reimbursements of expenses                             (15,986)
                                                                  --------------
Net expenses                                                         99,653,081

--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                 (34,347,551)


                   28 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments                                                       $  25,779,396
Foreign currency transactions                                        (2,570,318)
                                                                  --------------
Net realized gain                                                    23,209,078
--------------------------------------------------------------------------------
Net change in unrealized appreciation on:
Investments                                                         369,465,365
Translation of assets and liabilities denominated in foreign
currencies                                                           19,045,337
                                                                  --------------
Net change in unrealized appreciation                               388,510,702

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ 377,372,229
                                                                  ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   29 | OPPENHEIMER CAPITAL APPRECIATION FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED AUGUST 31,                                                           2006              2005
-------------------------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                         $   (34,347,551)  $    46,793,824
-------------------------------------------------------------------------------------------------------
Net realized gain                                                         23,209,078       273,189,073
-------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                    388,510,702       556,958,801
                                                                     ----------------------------------
Net increase in net assets resulting from operations                     377,372,229       876,941,698

-------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                                  (32,952,692)               --
Class B                                                                           --                --
Class C                                                                           --                --
Class N                                                                     (755,526)               --
Class Y                                                                  (11,953,955)               --

-------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                 (573,549,510)     (134,210,079)
Class B                                                                 (228,134,092)     (162,283,904)
Class C                                                                  (70,708,579)       (7,839,660)
Class N                                                                   (4,627,002)       34,784,677
Class Y                                                                 (577,739,853)     (352,359,573)

-------------------------------------------------------------------------------------------------------
NET ASSETS
-------------------------------------------------------------------------------------------------------
Total increase (decrease)                                             (1,123,048,980)      255,033,159
-------------------------------------------------------------------------------------------------------
Beginning of period                                                    8,798,780,614     8,543,747,455
                                                                     ----------------------------------
End of period (including accumulated net investment income (loss)
of $(1,315,915) and $49,282,479, respectively)                       $ 7,675,731,634   $ 8,798,780,614
                                                                     ==================================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   30 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A  YEAR ENDED AUGUST 31,                          2006            2005             2004              2003            2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $     41.45     $     37.57      $     35.39       $     30.72     $     41.11
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.12) 1          .26 1,2          .01              (.05)           (.09)
Net realized and unrealized gain (loss)                 2.00            3.62             2.17              4.72           (9.31)
                                                 -----------------------------------------------------------------------------------
Total from investment operations                        1.88            3.88             2.18              4.67           (9.40)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.25)             --               --                --              --
Distributions from net realized gain                      --              --               --                --            (.99)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $     43.08     $     41.45      $     37.57       $     35.39     $     30.72
                                                 ===================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.53%          10.33%            6.16%            15.20%         (23.48)%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 5,278,253     $ 5,633,688      $ 5,218,310       $ 4,288,332     $ 3,219,391
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 5,569,912     $ 5,597,821      $ 4,971,315       $ 3,655,594     $ 3,204,793
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.28)%          0.64% 2          0.09%            (0.11)%         (0.15)%
Total expenses                                          1.07% 5         1.06% 5          1.09% 5,6         1.17% 5         1.22% 5,6
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%             38%              45%               42%             28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.17 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   31 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS B  YEAR ENDED AUGUST 31,                        2006            2005              2004           2003           2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $   38.08     $     34.82       $     33.09    $     28.95    $     39.09
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                   (.45) 1         (.08) 1,2         (.36)          (.31)          (.26)
Net realized and unrealized gain (loss)               1.84            3.34              2.09           4.45          (8.89)
                                                 ---------------------------------------------------------------------------
Total from investment operations                      1.39            3.26              1.73           4.14          (9.15)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    --              --                --             --             --
Distributions from net realized gain                    --              --                --             --           (.99)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $   39.47     $     38.08       $     34.82    $     33.09    $     28.95
                                                 ===========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                    3.65%           9.36%             5.23%         14.30%        (24.07)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)         $ 851,836     $ 1,041,045       $ 1,104,348    $ 1,114,052    $ 1,029,322
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                $ 964,658     $ 1,099,380       $ 1,169,402    $ 1,001,311    $ 1,221,005
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                  (1.13)%         (0.21)% 2         (0.81)%        (0.89)%        (0.92)%
Total expenses                                        1.93%           1.93%             1.99%          2.10%          1.99%
Expenses after payments and waivers
and reduction to custodian expenses                   1.92%           1.93%             1.97%          1.96%          1.99%
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                 83%             38%               45%            42%            28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   32 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS C  YEAR ENDED AUGUST 31,                          2006         2005            2004            2003          2002
----------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   37.73     $  34.47       $   32.72       $   28.63     $   38.64
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                     (.41) 1      (.05) 1,2       (.16)           (.23)         (.11)
Net realized and unrealized gain (loss)                 1.82         3.31            1.91            4.32         (8.91)
                                                   -------------------------------------------------------------------------
Total from investment operations                        1.41         3.26            1.75            4.09         (9.02)
----------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                      --           --              --              --            --
Distributions from net realized gain                      --           --              --              --          (.99)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   39.14     $  37.73       $   34.47       $   32.72     $   28.63
                                                   =========================================================================

----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      3.74%        9.46%           5.35%          14.28%       (24.01)%
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 646,333     $691,467       $ 638,676       $ 540,118     $ 450,989
----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 684,056     $681,646       $ 623,172       $ 463,768     $ 477,369
----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment loss                                    (1.05)%      (0.14)% 2       (0.69)%         (0.89)%       (0.87)%
Total expenses                                          1.84% 5      1.84% 5         1.87% 5,6       1.96% 5       1.94% 5,6
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%          38%             45%             42%           28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.16 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   33 | OPPENHEIMER CAPITAL APPRECIATION FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS N  YEAR ENDED AUGUST 31,                          2006          2005           2004         2003        2002
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   40.91     $   37.21      $   35.17    $   30.60    $  41.05
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                            (.27) 1        .11 1,2       (.08)        (.10)       (.07) 1
Net realized and unrealized gain (loss)                 1.98          3.59           2.12         4.67       (9.39) 1
                                                   ------------------------------------------------------------------
Total from investment operations                        1.71          3.70           2.04         4.57       (9.46)
---------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.13)           --             --           --          --
Distributions from net realized gain                      --            --             --           --        (.99)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   42.49     $   40.91      $   37.21    $   35.17    $  30.60
                                                   ==================================================================

---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.16%         9.94%          5.80%       14.94%     (23.67)%
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 250,167     $ 245,932      $ 190,696    $ 111,374    $ 72,178
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 253,590     $ 221,007      $ 154,605    $  86,761    $ 38,232
------------------------------------------------------------------------------ --------------------------------------
Ratios to average net assets: 4
Net investment income (loss)                           (0.63)%        0.27% 2       (0.25)%      (0.35)%     (0.37)%
Total expenses                                          1.42%         1.42%          1.46%        1.46%       1.46%
Expenses after payments and waivers
and reduction to custodian expenses                     1.42%         1.42%          1.44%        1.42%       1.46%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%           38%            45%          42%         28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.17 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   34 | OPPENHEIMER CAPITAL APPRECIATION FUND

CLASS Y  YEAR ENDED AUGUST 31,                          2006              2005             2004            2003            2002
----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $   42.52       $     38.40      $     36.04     $     31.16       $   41.55
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                    .05 1             .45 1,2          .09             .01             .02 1
Net realized and unrealized gain (loss)                 2.05              3.67             2.27            4.87           (9.42) 1
                                                   -------------------------------------------------------------------------------
Total from investment operations                        2.10              4.12             2.36            4.88           (9.40)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                    (.41)               --               --              --              --
Distributions from net realized gain                      --                --               --              --            (.99)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $   44.21       $     42.52      $     38.40     $     36.04       $   31.16
                                                   ===============================================================================

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                      4.93%            10.73%            6.55%          15.66%         (23.23)%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)           $ 649,143       $ 1,186,649      $ 1,391,718     $ 1,152,318       $ 864,437
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $ 766,929       $ 1,210,587      $ 1,327,404     $   930,500       $ 968,867
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                   0.11%             1.10% 2          0.47%           0.29%           0.17%
Total expenses                                          0.70% 5,6         0.69% 5          0.71% 5         0.78% 5,6       0.89% 5
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   83%               38%              45%             42%             28%

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income per share and the net investment income ratio include $.18 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods of less than one full year.

5. Reduction to custodian expenses less than 0.01%.

6. Voluntary waiver of transfer agent fees less than 0.01%.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                   35 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Capital Appreciation Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC, however, the institutional investor may impose charges on those accounts. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its


                   36 | OPPENHEIMER CAPITAL APPRECIATION FUND trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value. Foreign and domestic securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Foreign exchange rates may be valued primarily using dealer supplied valuations or a portfolio pricing service authorized by the Board of Trustees.

      Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. These balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class.


                   37 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
    UNDISTRIBUTED    UNDISTRIBUTED          ACCUMULATED    OTHER INVESTMENTS
    NET INVESTMENT       LONG-TERM                 LOSS   FOR FEDERAL INCOME
    INCOME                    GAIN   CARRYFORWARD 1,2,3         TAX PURPOSES
    ------------------------------------------------------------------------
    $--                        $--         $424,180,295       $1,127,326,158

1. As of August 31, 2006, the Fund had $424,180,295 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of August 31, 2006, details of the capital loss carryforwards were as follows:

                       EXPIRING
                       -----------------------------
                       2011             $127,593,973
                       2012              296,586,322
                                        ------------
                       Total            $424,180,295
                                        ============

2. During the fiscal year ended August 31, 2006, the Fund utilized $30,330,104 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended August 31, 2005, the Fund utilized $278,650,934 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for August 31, 2006. Net assets of the Fund were unaffected by the reclassifications.


                   38 | OPPENHEIMER CAPITAL APPRECIATION FUND

                                   REDUCTION TO       INCREASE TO
                                    ACCUMULATED   ACCUMULATED NET
               REDUCTION TO      NET INVESTMENT     REALIZED LOSS
               PAID-IN CAPITAL             LOSS    ON INVESTMENTS
               --------------------------------------------------
               $29,093,907          $29,411,330          $317,423

The tax character of distributions paid during the years ended August 31, 2006 and August 31, 2005 was as follows:

                                                 YEAR ENDED        YEAR ENDED
                                            AUGUST 31, 2006   AUGUST 31, 2005
           ------------------------------------------------------------------
           Distributions paid from:
           Ordinary income                      $45,662,173               $--

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of August 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

           Federal tax cost of securities          $6,559,655,769
           Federal tax cost of other investments       11,939,913
                                                   --------------
           Total federal tax cost                  $6,571,595,682
                                                   ==============

           Gross unrealized appreciation           $1,301,373,864
           Gross unrealized depreciation             (174,047,706)
                                                   --------------
           Net unrealized appreciation             $1,127,326,158
                                                   ==============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 2006, the Fund's projected benefit obligations were increased by $10,518 and payments of $98,894 were made to retired trustees, resulting in an accumulated liability of $986,913 as of August 31, 2006.

      The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and


                   39 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                   40 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED AUGUST 31, 2006        YEAR ENDED AUGUST 31, 2005
                                  SHARES             AMOUNT         SHARES             AMOUNT
----------------------------------------------------------------------------------------------
CLASS A
Sold                          26,489,676    $ 1,142,952,788     40,436,717    $ 1,618,214,799
Dividends and/or
distributions reinvested         674,183         29,394,376             --                 --
Redeemed                     (40,570,510)    (1,745,896,674)   (43,402,126)    (1,752,424,878)
                             -----------------------------------------------------------------
Net decrease                 (13,406,651)   $  (573,549,510)    (2,965,409)   $  (134,210,079)
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS B
Sold                           2,775,274    $   110,036,806      4,382,455    $   161,855,078
Dividends and/or
distributions reinvested              --                 --             --                 --
Redeemed                      (8,533,222)      (338,170,898)    (8,760,712)      (324,138,982)
                             -----------------------------------------------------------------
Net decrease                  (5,757,948)   $  (228,134,092)    (4,378,257)   $  (162,283,904)
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS C
Sold                           3,099,965    $   121,778,447      4,571,487    $   167,476,288
Dividends and/or
distributions reinvested              --                 --             --                 --
Redeemed                      (4,912,952)      (192,487,026)    (4,774,468)      (175,315,948)
                             -----------------------------------------------------------------
Net decrease                  (1,812,987)   $   (70,708,579)      (202,981)   $    (7,839,660)
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS N
Sold                           2,202,829    $    93,779,542      3,078,565    $   122,153,412
Dividends and/or
distributions reinvested          16,507            711,630             --                 --
Redeemed                      (2,343,662)       (99,118,174)    (2,190,999)       (87,368,735)
                             -----------------------------------------------------------------
Net increase (decrease)         (124,326)   $    (4,627,002)       887,566    $    34,784,677
                             =================================================================

----------------------------------------------------------------------------------------------
CLASS Y
Sold                           9,675,483    $   427,182,549      8,329,891    $   344,067,572
Dividends and/or
distributions reinvested         245,563         10,957,036             --                 --
Redeemed                     (23,144,721)    (1,015,879,438)   (16,663,524)      (696,427,145)
                             -----------------------------------------------------------------
Net decrease                 (13,223,675)   $  (577,739,853)    (8,333,633)   $  (352,359,573)
                             =================================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2006, were as follows:


                   41 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES Continued

                                         PURCHASES            SALES
            -------------------------------------------------------
            Investment securities   $6,783,879,107   $8,141,910,796

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an average annual rate as shown in the following table:

FEE SCHEDULE AUG. 31, 2005 TO DEC. 31, 2005     FEE SCHEDULE EFFECTIVE JAN. 1, 2006
--------------------------------------------    -----------------------------------------
Up to $200 million of net assets       0.75%    Up to $200 million of net assets    0.75%
Next $200 million of net assets        0.72     Next $200 million of net assets     0.72
Next $200 million of net assets        0.69     Next $200 million of net assets     0.69
Next $200 million of net assets        0.66     Next $200 million of net assets     0.66
Next $700 million of net assets        0.60     Next $700 million of net assets     0.60
Next $1 billion of net assets          0.58     Next $1 billion of net assets       0.58
Next $2 billion of net assets          0.56     Next $2 billion of net assets       0.56
Next $2 billion of net assets          0.54     Next $2 billion of net assets       0.54
Next $2 billion of net assets          0.52     Next $2 billion of net assets       0.52
Over $8.5 billion of net assets        0.50     Next $2.5 billion of net assets     0.50
                                                Over $11 billion of net assets      0.48

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2006, the Fund paid $19,713,914 to OFS for services to the Fund.

      Additionally, Class Y shares are subject to minimum fees of $10,000 per annum for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the plan are detailed in the Statement of Operations.


                   42 | OPPENHEIMER CAPITAL APPRECIATION FUND

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B, CLASS C AND CLASS N SHARES. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan. If either the Class B, Class C or Class N plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor's aggregate uncompensated expenses under the plan at August 31, 2006 for Class B, Class C and Class N shares were $15,236,268, $11,185,152 and $3,393,557, respectively.
Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                          CLASS A         CLASS B         CLASS C         CLASS N
                          CLASS A      CONTINGENT      CONTINGENT      CONTINGENT      CONTINGENT
                        FRONT-END        DEFERRED        DEFERRED        DEFERRED        DEFERRED
                    SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES   SALES CHARGES
                      RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY     RETAINED BY
YEAR ENDED            DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR     DISTRIBUTOR
-------------------------------------------------------------------------------------------------
August 31, 2006        $2,074,436         $36,741      $2,120,566        $129,157        $120,628

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. During the year ended August 31, 2006, OFS waived $5,846, $3,770 and $6,370 for Class B, Class N and Class Y shares, respectively. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined


                   43 | OPPENHEIMER CAPITAL APPRECIATION FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
5. FOREIGN CURRENCY CONTRACTS Continued

using prevailing foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

      The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Contracts closed or settled with the same broker are recorded as net realized gains or losses. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of August 31, 2006, the Fund had outstanding foreign currency contracts as follows:

                                     CONTRACT
                        EXPIRATION     AMOUNT     VALUATION AS OF     UNREALIZED
CONTRACT DESCRIPTION          DATE     (000S)     AUGUST 31, 2006   APPRECIATION
--------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
Swiss Franc [CHF]           9/1/06     14,696CHF      $11,939,913        $33,954

--------------------------------------------------------------------------------
6. SECURITIES LENDING

The Fund lends portfolio securities from time to time in order to earn additional income. In return, the Fund receives collateral in the form of securities, letters of credit or cash, against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business each day. If the Fund is undercollateralized at the close of business due to an increase in market value of securities on loan, additional collateral is requested from the borrowing counterparty and is delivered to the Fund on the next business day. Cash collateral may be invested in approved investments and the Fund bears the risk of any loss in value of these investments. The Fund retains a portion of the interest earned from the collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower. As of August 31, 2006, the Fund had no securities on loan.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENT

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be


                   44 | OPPENHEIMER CAPITAL APPRECIATION FUND recorded in respect of any tax position that, in Management's judgment, will not be fully realized. FIN 48 is effective for fiscal years beginning after December 15, 2006. As of August 31, 2006, the Manager is evaluating the implications of FIN 48. Its impact in the Fund's financial statements has not yet been determined.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the Oppenheimer funds including the Fund) in the U.S. District Court for the Southern District of New York on January 10, 2005 and was amended on March 4, 2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the Oppenheimer funds, as nominal defendants, and against certain present and former Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.


                   45 | OPPENHEIMER CAPITAL APPRECIATION FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER CAPITAL APPRECIATION FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Capital Appreciation Fund, including the statement of investments, as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Fund as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

October 16, 2006


                   46 | OPPENHEIMER CAPITAL APPRECIATION FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2007, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2006. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2006 which are not designated as capital gain distributions should be multiplied by 100% to arrive at the amount eligible for the corporate dividend-received deduction.

      Dividends, if any, paid by the Fund during the fiscal year ended August 31, 2006 which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2007, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                   47 | OPPENHEIMER CAPITAL APPRECIATION FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                   48 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE    PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS; OTHER TRUSTEESHIPS/DIRECTORSHIPS
FUND, LENGTH OF SERVICE, AGE       HELD; NUMBER OF PORTFOLIOS IN THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                        THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON WAY, CENTENNIAL,
TRUSTEES                           COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN INDEFINITE TERM, OR UNTIL HIS OR HER
                                   RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

CLAYTON K. YEUTTER,                Director of American Commercial Lines (barge company) (since January 2005); Attorney
Chairman of the Board              at Hogan & Hartson (law firm) (since June 1993); Director of Covanta Holding Corp.
of Trustees (since 2003),          (waste-to-energy company) (since 2002); Director of Weyerhaeuser Corp. (1999-April
Trustee (since 1993)               2004); Director of Caterpillar, Inc. (1993-December 2002); Director of ConAgra Foods
Age: 75                            (1993-2001); Director of Texas Instruments (1993-2001); Director of FMC Corporation
                                   (1993-2001). Oversees 43 portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                   Trustee of the Committee for Economic Development (policy research foundation) (since
Trustee (since 2005)               2005); Director of ICI Education Foundation (education foundation) (October
Age: 65                            1991-August 2006); President of the Investment Company Institute (trade association)
                                   (October 1991-June 2004); Director of ICI Mutual Insurance Company (insurance company)
                                   (October 1991-June 2004). Oversees 43 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                   A director or trustee of other Oppenheimer funds. Oversees 53 portfolios in the
Trustee (since 1993)               OppenheimerFunds complex.
Age: 73

PHILLIP A. GRIFFITHS,              Distinguished Presidential Fellow for International Affairs (since 2002) and Member
Trustee (since 1999)               (since 1979) of the National Academy of Sciences; Council on Foreign Relations (since
Age: 68                            2002); Director of GSI Lumonics Inc. (precision medical equipment supplier) (since
                                   2001); Senior Advisor of The Andrew W. Mellon Foundation (since 2001); Chair of
                                   Science Initiative Group (since 1999); Member of the American Philosophical Society
                                   (since 1996); Trustee of Woodward Academy (since 1983); Foreign Associate of Third
                                   World Academy of Sciences; Director of the Institute for Advanced Study (1991-2004);
                                   Director of Bankers Trust New York Corporation (1994-1999); Provost at Duke University
                                   (1983-1991). Oversees 43 portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                    Trustee of the American Symphony Orchestra (not-for-profit) (since October 1998); and
Trustee (since 2004)               Senior Vice President and General Auditor of American Express Company (financial
Age: 63                            services company) (July 1998-February 2003). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

JOEL W. MOTLEY,                    Director of Columbia Equity Financial Corp. (privately-held financial adviser) (since
Trustee (since 2002)               2002); Managing Director of Carmona Motley, Inc. (privately-held financial adviser)
Age: 54                            (since January 2002); Managing Director of Carmona Motley Hoffman Inc. (privately-held financial adviser) (January 1998-December 2001); Member of the Finance and Budget
                                   Committee of the Council on Foreign Relations, the Investment Committee of the
                                   Episcopal Church of America, the Investment Committee and Board of Human Rights Watch
                                   and the Investment Committee of Historic Hudson Valley. Oversees 43 portfolios in the
                                   OppenheimerFunds complex.


                   49 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

KENNETH A. RANDALL,                Director of Dominion Resources, Inc. (electric utility holding company) (February
Trustee (since 1987)               1972-October 2005); Former Director of Prime Retail, Inc. (real estate investment
Age: 79                            trust), Dominion Energy Inc. (electric power and oil & gas producer), Lumberman's
                                   Mutual Casualty Company, American Motorists Insurance Company and American
                                   Manufacturers Mutual Insurance Company; Former President and Chief Executive Officer
                                   of The Conference Board, Inc. (international economic and business research). Oversees
                                   43 portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,          Chairman of The Directorship Search Group, Inc. (corporate governance consulting and
Trustee (since 1989)               executive recruiting) (since 1993); Life Trustee of International House (non-profit
Age: 74                            educational organization); Founder, Chairman and Chief Executive Officer of Russell
                                   Reynolds Associates, Inc. (1969-1993); Banker at J.P. Morgan & Co. (1958-1966); 1st
                                   Lt. Strategic Air Command, U.S. Air Force (1954-1958). Oversees 43 portfolios in the
                                   OppenheimerFunds complex.

JOSEPH M. WIKLER,                  Director of the following medical device companies: Medintec (since 1992) and Cathco
Trustee (since 2005)               (since 1996); Director of Lakes Environmental Association (since 1996); Member of the
Age: 65                            Investment Committee of the Associated Jewish Charities of Baltimore (since 1994);
                                   Director of Fortis/Hartford mutual funds (1994-December 2001). Oversees 43 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                     President of Wold Oil Properties, Inc. (oil and gas exploration and production
Trustee (since 2005)               company) (since 1994); Vice President, Secretary and Treasurer of Wold Trona Company,
Age: 58                            Inc. (soda ash processing and production) (since 1996); Vice President of Wold Talc
                                   Company, Inc. (talc mining) (since 1999); Managing Member of Hole-in-the-Wall Ranch
                                   (cattle ranching) (since 1979); Director and Chairman of the Denver Branch of the
                                   Federal Reserve Bank of Kansas City (1993-1999); and Director of PacifiCorp. (electric utility) (1995-1999). Oversees 43 portfolios in the OppenheimerFunds complex.

BRIAN F. WRUBLE,                   General Partner of Odyssey Partners, L.P. (hedge fund) (since September 1995);
Trustee (since 2005)               Director of Special Value Opportunities Fund, LLC (registered investment company)
Age: 63                            (since September 2004); Member of Zurich Financial Investment Advisory Board
                                   (insurance) (since October 2004); Board of Governing Trustees of The Jackson
                                   Laboratory (non-profit) (since August 1990); Trustee of the Institute for Advanced
                                   Study (non-profit educational institute) (since May 1992); Special Limited Partner of
                                   Odyssey Investment Partners, LLC (private equity investment) (January 1999-September
                                   2004); Trustee of Research Foundation of AIMR (2000-2002) (investment research, non-profit); Governor, Jerome Levy Economics Institute of Bard College (August
                                   1990-September 2001) (economics research); Director of Ray & Berendtson, Inc. (May
                                   2000-April 2002) (executive search firm). Oversees 53 portfolios in the
                                   OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                 THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225 LIBERTY STREET, 11TH
AND OFFICER                        FLOOR, NEW YORK, NEW YORK 10281-1008. MR. MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE
                                   TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR AN
                                   INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH OR REMOVAL. MR. MURPHY IS
                                   AN INTERESTED TRUSTEE DUE TO HIS POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS
                                   AFFILIATES.


                   50 | OPPENHEIMER CAPITAL APPRECIATION FUND

JOHN V. MURPHY,                    Chairman, Chief Executive Officer and Director (since June 2001) and President (since
Trustee, President and             September 2000) of the Manager; President and a director or trustee of other
Principal Executive Officer        Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC")
(since 2001)                       (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc.
Age: 57                            (holding company subsidiary of the Manager) (since July 2001); Director of
                                   OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (since November 2001);
                                   Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial
                                   Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001);
                                   President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc.,
                                   Centennial Asset Management Corporation, Trinity Investment Management Corporation and
                                   Tremont Capital Management, Inc. (since November 2001), HarbourView Asset Management
                                   Corporation and OFI Private Investments, Inc. (since July 2001); President (since
                                   November 1, 2001) and Director (since July 2001) of Oppenheimer Real Asset Management,
                                   Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's
                                   parent company) (since February 1997); Director of DLB Acquisition Corporation
                                   (holding company parent of Babson Capital Management LLC) (since June 1995); Member of the Investment Company Institute's Board of Governors (since October 3, 2003); Chief
                                   Operating Officer of the Manager (September 2000-June 2001); President and Trustee of
                                   MML Series Investment Fund and MassMutual Select Funds (open-end investment companies)
                                   (November 1999-November 2001); Director of C.M. Life Insurance Company (September
                                   1999-August 2000); President, Chief Executive Officer and Director of MML Bay State
                                   Life Insurance Company (September 1999-August 2000); Director of Emerald Isle Bancorp
                                   and Hibernia Savings Bank (wholly-owned subsidiary of Emerald Isle Bancorp) (June
                                   1989-June 1998). Oversees 91 portfolios in the OppenheimerFunds complex.

-------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS                     THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS FOLLOWS: FOR MESSRS. WILBY,
OF THE FUND                        BAYLIN, ZACK, GILLESPIE AND MS. BLOOMBERG, TWO WORLD FINANCIAL CENTER, 225 LIBERTY
                                   STREET, NEW YORK, NEW YORK 10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN,
                                   SZILAGYI AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO 80112-3924. EACH
                                   OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                   DEATH OR REMOVAL.

WILLIAM L. WILBY,                  Senior Vice President of the Manager since July 1994 and Senior Investment Officer and
Vice President and Portfolio       Director of Equities of the Manager since July 2004. Mr. Wilby was Director of
Manager (since 2005)               International Equities of the Manager from May 2000 through July 2004 and Senior Vice
Age: 62                            President of HarbourView Asset Management Corporation from May 1999 through November
                                   2001. Before joining OppenheimerFunds in 1991, Mr. Wilby was an International
                                   Strategist at Brown Brothers Harriman & Co., a Managing Director and Portfolio Manager
                                   at AIG Global Investors, an International Pension Manager at Northern Trust Bank in
                                   Chicago and an International Financial Economist at Northern Trust Bank and at the
                                   Federal Reserve Bank in Chicago. An officer of 4 portfolios in the OppenheimerFunds complex.

MARC L. BAYLIN,                    Vice President of the Manager and a member of the Growth Equity Investment Team. He
Vice President and Portfolio       was Managing Director and Lead Portfolio Manager at JP Morgan Fleming Investment
Manager (since 2005)               Management from June 2002 to August 2005 and was a Vice President of T. Rowe Price,
Age: 39                            where he was an analyst from June 1993 and a portfolio manager from March 1999 to June
                                   2002. A portfolio manager of 4 Oppenheimer funds.


                   51 | OPPENHEIMER CAPITAL APPRECIATION FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

MARK S. VANDEHEY,                  Senior Vice President and Chief Compliance Officer of the Manager (since March 2004);
Vice President and Chief           Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management
Compliance Officer                 Corporation and Shareholder Services, Inc. (since June 1983). Former Vice President
(since 2004)                       and Director of Internal Audit of the Manager (1997-February 2004). An officer of 91
Age: 56                            portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                   Senior Vice President and Treasurer of the Manager (since March 1999); Treasurer of
Treasurer and Principal            the following: HarbourView Asset Management Corporation, Shareholder Financial
Financial and Accounting           Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management
Officer (since 1999)               Corporation, and Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
Age: 47                            Private Investments, Inc. (since March 2000), OppenheimerFunds International Ltd.
                                   (since May 2000), OppenheimerFunds plc (since May 2000), OFI Institutional Asset
                                   Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program
                                   (charitable trust program established by the Manager) (since June 2003); Treasurer and
                                   Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager)
                                   (since May 2000); Assistant Treasurer of the following: OAC (since March
                                   1999),Centennial Asset Management Corporation (March 1999-October 2003) and
                                   OppenheimerFunds Legacy Program (April 2000-June 2003); Principal and Chief Operating
                                   Officer of Bankers Trust Company-Mutual Fund Services Division (March 1995-March
                                   1999). An officer of 91 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                 Assistant Vice President of the Manager (since August 2002); Manager/Financial Product
Assistant Treasurer                Accounting of the Manager (November 1998-July 2002). An officer of 91 portfolios in
(since 2004)                       the OppenheimerFunds complex.
Age: 36

BRIAN C. SZILAGYI,                 Assistant Vice President of the Manager (since July 2004); Director of Financial
Assistant Treasurer                Reporting and Compliance of First Data Corporation (April 2003-July 2004); Manager of
(since 2005)                       Compliance of Berger Financial Group LLC (May 2001-March 2003); Director of Mutual
Age: 36                            Fund Operations at American Data Services, Inc. (September 2000-May 2001). An officer of 91 portfolios in the OppenheimerFunds complex.

ROBERT G. ZACK,                    Executive Vice President (since January 2004) and General Counsel (since March 2002)
Secretary (since 2001)             of the Manager; General Counsel and Director of the Distributor (since December 2001);
Age: 58                            General Counsel of Centennial Asset Management Corporation (since December 2001);
                                   Senior Vice President and General Counsel of HarbourView Asset Management Corporation
                                   (since December 2001); Secretary and General Counsel of OAC (since November 2001);
                                   Assistant Secretary (since September 1997) and Director (since November 2001) of
                                   OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and
                                   Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of
                                   Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President,
                                   General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder
                                   Services, Inc. (since December 2001); Senior Vice President, General Counsel and
                                   Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001);
                                   Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                   President and General Counsel of OFI Institutional Asset Management, Inc. (since
                                   November 2001); Director of OppenheimerFunds (Asia) Limited (since December 2003);
                                   Senior Vice President (May 1985-December 2003), Acting General Counsel (November
                                   2001-February 2002) and Associate General Counsel (May 1981-October 2001) of the
                                   Manager; Assistant Secretary of the following: Shareholder Services, Inc. (May
                                   1985-November 2001), Shareholder Financial Services, Inc. (November 1989-November
                                   2001), and OppenheimerFunds International Ltd. (September 1997-November 2001). An
                                   officer of 91 portfolios in the OppenheimerFunds complex.


                   52 | OPPENHEIMER CAPITAL APPRECIATION FUND

LISA I. BLOOMBERG,                 Vice President and Associate Counsel of the Manager (since May 2004); First Vice
Assistant Secretary                President (April 2001-April 2004), Associate General Counsel (December 2000-April
(since 2004)                       2004), Corporate Vice President (May 1999-April 2001) and Assistant General Counsel
Age: 38                            (May 1999-December 2000) of UBS Financial Services Inc. (formerly, PaineWebber
                                   Incorporated). An officer of 91 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                  Vice President (since June 1998) and Senior Counsel and Assistant Secretary (since
Assistant Secretary                October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary
(since 2001)                       (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset
Age: 40                            Management Corporation (since October 2003); Vice President and Assistant Secretary of
                                   Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds
                                   Legacy Program and Shareholder Financial Services, Inc. (since December 2001);
                                   Assistant Counsel of the Manager (August 1994-October 2003). An officer of 91 portfolios in the OppenheimerFunds complex.

PHILLIP S. GILLESPIE,              Senior Vice President and Deputy General Counsel of the Manager (since September
Assistant Secretary                2004); First Vice President (2000-September 2004), Director (2000-September 2004) and
(since 2004)                       Vice President (1998-2000) of Merrill Lynch Investment Management. An officer of 91
Age: 42                            portfolios in the OppenheimerFunds complex.


THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST, BY CALLING 1.800.525.7048.


                   53 | OPPENHEIMER CAPITAL APPRECIATION FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that the registrant does not have an audit committee financial expert serving on its Audit Committee. In this regard, no member of the Audit Committee was identified as having all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an "audit committee financial expert," whether through the type of specialized education or experience described in that Instruction. The Board has concluded that while the members of the Audit Committee collectively have the necessary attributes and experience required to serve effectively as an Audit Committee, no single member possesses all of the required technical attributes through the particular methods of education or experience set forth in the Instructions to be designated as an audit committee financial expert.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $45,000 in fiscal 2006 and $45,000 in fiscal 2005.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $75,000 in fiscal 2006 and $132,059 in fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews.

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed $201 in fiscal 2006 and no such fees in fiscal 2005.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during fiscal 2006 and $5,000 during fiscal 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Venezuelan tax filing and filing form 5500.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years.

The principal accountant for the audit of the registrant's annual financial statements billed $8,000 in fiscal 2006 and no such fees in 2005 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant's retirement plan with respect to its trustees.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $83,201 in fiscal 2006 and $137,059 in fiscal 2005 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h) The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 08/31/2006, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1)   Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Capital Appreciation Fund


By:   /S/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 10/16/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:   /S/ John V. Murphy
      ---------------------------
      John V. Murphy
      Principal Executive Officer
Date: 10/16/2006


By:   /S/ Brian W. Wixted
      ---------------------------
      Brian W. Wixted
      Principal Financial Officer
Date: 10/16/2006